Accrued Expenses (Components of Accrued Expenses) (Detail) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Accrued Liabilities [Line Items]
Accrued Wages and Related Costs	$ 73,845	$ 91,385	$ 31,197
Accrued Compensation	409,517	360,670	181,322
Accrued Professional Services	25,000	69,500	181,227
Accrued Warranty Obligations	29,293	31,619	93,788
Other Accrued Expenses	2,909	1,090	32,138
Total	$ 540,564	$ 554,264	$ 519,672